UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒   No fee required.
☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
November 10, 2025
Dear Fellow Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences,” the “Company,” “we” or “us”) to be held at 11:00 a.m., Eastern Time, on Friday, December 12, 2025.
We are very pleased that the Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. The Special Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BNBX2025SM. You will also be able to vote your shares electronically at the Special Meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the meeting, you will be asked to (i) approve, in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), in connection with a private placement offering (the “Private Placement”) that closed on October 22, 2025, the issuance of 6,888,382 shares of our common stock, par value $0.001 per share (“Common Stock”) upon the exercise of pre-funded warrants and common stock purchase warrants issued pursuant to a securities purchase agreement dated September 29, 2025; (ii) to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000; and (iii) to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 5,000,000 shares. Detailed information with respect to these matters is set forth in the Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on October 31, 2025 are entitled to notice of and to vote at the meeting. Such stockholders are urged to promptly submit the enclosed proxy card, even if their shares were sold after the record date.
You may vote over the Internet, as well as by telephone pursuant to instructions provided on the proxy cared. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.
Thank you for your ongoing support of Applied DNA Sciences.
Very truly yours,
/s/ Clay D. Shorrock

Clay D. Shorrock
President and Chief Executive Officer

APPLIED DNA SCIENCES, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”), will be held online at 11:00 a.m., Eastern Time, on Friday, December 12, 2025, for the following purposes:
•
to approve, in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the exercisability of certain pre-funded warrants and common stock purchase warrants, and the issuance of the common stock underlying such pre-funded warrants and warrants, which pre-funded warrants and warrants were issued pursuant to a securities purchase agreement dated September 29, 2025 (the “Warrant Exercise Proposal”);

•
To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000 (the “Proposed COI Amendment”);

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To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 5,000,000 shares (the “Plan Amendment Proposal”); and

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To consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on October 31, 2025 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. The Special Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/BNBX2025SM.
A complete list of these stockholders will be available in electronic form at the Special Meeting and will be accessible for ten days prior to the Special Meeting. All stockholders are cordially invited to virtually attend the Special Meeting.
Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you will receive in the mail, the section entitled “About the Special Meeting” beginning on page 1 of the Proxy Statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Special Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.
Very truly yours,
/s/ Clay D. Shorrock

Clay D. Shorrock
President and Chief Executive Officer
Stony Brook, New York
November 10, 2025
Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders
To Be Held on December 12, 2025
The Proxy Statement, along with our 2024 Annual Report, as amended, is available free of charge at the following website: www.proxyvote.com

PROXY STATEMENT	1
ABOUT THE SPECIAL MEETING	1
PROPOSAL NO. 1: APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(a) AND 5635(d), OF THE EXERCISABILITY OF CERTAIN PRE-FUNDED WARRANTS AND COMMON STOCK PURCHASE WARRANTS, AND OF THE ISSUANCE OF THE COMMON STOCK UNDERLYING SUCH PRE-FUNDED WARRANTS AND WARRANTS, WHICH PRE-FUNDED WARRANTS AND WARRANTS WERE ISSUED PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED SEPTEMBER 29, 2025	7
PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 200,000,000 TO 500,000,000	9
PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 5,000,000 SHARES	12
HOUSEHOLDING OF PROXY MATERIALS	22
OTHER BUSINESS	23
STOCKHOLDER PROPOSALS AND NOMINATIONS	24
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	25

i

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790

PROXY STATEMENT
The board of directors (the “Board of Directors”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “ Company”) has delivered printed proxy and related materials (this “Proxy Statement”) to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at a Special Meeting of Stockholders (the “Special Meeting”) of Applied DNA Sciences, Inc. to be held online on Friday, December 12, 2025, beginning at 11:00 a.m., Eastern Time, and at any postponements or adjournments of the Special Meeting. As a stockholder, you are invited to attend the Special Meeting and are requested to vote on the items of business described in this Proxy Statement.
ABOUT THE SPECIAL MEETING
Why Did You Send Me This Proxy Statement?
We sent you this Proxy Statement in connection with the solicitation by the Board of Directors of proxies, in the accompanying form, to be used at the Special Meeting of Stockholders to be held at 11:00 a.m., Eastern Time, on December 12, 2025 and any postponements or adjournments thereof. This Proxy Statement along with the accompanying Notice of the Special Meeting summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on December 12, 2025.
This Proxy Statement is being mailed on or about November 10, 2025 to all stockholders entitled to notice of and to vote at the Special Meeting. You can also find a copy of our Annual Report on Form 10-K, as amended, for the year ended September 30, 2024 (the “Annual Report”), which includes our financial statements for the fiscal year ended September 30, 2024 by following the instructions contained in the Notice of Special Meeting mailed to stockholders entitled to notice of and to vote at the Special Meeting along with this Proxy Statement on November 10, 2025.
What is the purpose of the Special Meeting?
At the Special Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of (i) approve, in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), in connection with a private placement offering (the “Private Placement”) that closed on October 22, 2025, the issuance of 6,888,382 shares of our common stock, par value $0.01 per share (“Common Stock”) upon the exercise of pre-funded warrants and common stock purchase warrants issued pursuant to a securities purchase agreement dated September 29, 2025 (the “Warrant Exercise Proposal”); (ii) to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000 (the “Proposed COI Amendment”); and (iii) approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 5,000,000 shares (the “Plan Amendment Proposal”). Our Board of Directors is not currently aware of any other matters which will come before the meeting.
How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Special Meeting in the manner you direct. You may vote for or against, or abstain from voting on the Warrant Exercise Proposal, the Proposed COI Amendment and the Plan Amendment Proposal. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of

Directors (for more information, see “— How does the Board of Directors’ recommend that I vote?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Special Meeting?
Only stockholders of record at the close of business on October 31, 2025, the record date for the meeting (the “Record Date”), are entitled to receive notice of and to participate in the Special Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.
On the Record Date, there were 4,354,782 shares of our Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on each of the matters presented at the Special Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of one-third of the issued and outstanding shares of Common Stock as of the Record Date will constitute a quorum, permitting the Special Meeting to conduct its business. As of the Record Date, 4,354,782 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 1,451,594 shares will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Special Meeting for purposes of determining a quorum. If a bank, broker, or other nominee fails to vote because of a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then such shares shall not be counted at the Special Meeting for purposes of determining a quorum. For more information on discretionary and non- discretionary matters, see “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
What vote is required to approve each matter and how are votes counted?
Proposal No. 1:   Approval in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), of the exercisability of certain pre-funded warrants and common stock purchase warrants, and the issuance of the common stock underlying such pre-funded warrants and warrants, which pre-funded warrants and warrants were issued pursuant to a securities purchase agreement dated September 29, 2025;
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 2:   Approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000.
The votes cast for the proposal must exceed the votes cast against the proposal in order for the proposal to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.

Proposal No. 3:   Approval of an Amendment to the Company’s 2020 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance by 5,000,000 Shares.
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
How can you attend the Special Meeting?
We will be hosting the Special Meeting live via audio webcast. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/APDN2025SM. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:
•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BNBX2025SM.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BNBX2025SM on the day of the Special Meeting.

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Webcast will start on December 12, 2025, at 11:00 a.m., Eastern Time.

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You will need your 16-digit control number to enter the Special Meeting.

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Stockholders may submit questions while attending the Special Meeting via the Internet.

•
Webcast replay of the Special Meeting will be available until December 15, 2026.

To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 11-digit control number or otherwise vote through the bank or broker. If you lose your 11-digit control number, you may join the Special Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Why hold a virtual meeting?
We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Special Meeting?
During the virtual Special Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/BNBX2025SM. We will respond to as many inquiries at the virtual Special Meeting as time allows.
What if during the check-in time or during the virtual Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting website log-in page.

How can I vote my shares?
Record Owners and Beneficial Owners Who Have Been Provided With an 11-Digit Control Number
If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with an 11-digit control number, you may vote:
1.
Over the Internet — If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the proxy materials. You must specify how you want your shares voted or your vote will not be completed, and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/BNBX2025SM and having available the control number included on your proxy card or on the instructions that accompanied your proxy materials.

2.
By Telephone — If you are a registered stockholder or a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your proxy materials, you may call 1-800-690-6903 in the United States (toll-free) or from foreign countries (tolls may apply) to vote by telephone. Your shares will be voted according to your instructions.

3.
By Mail — Complete and sign the proxy card and mail it in the postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

If your shares are held in a brokerage account or by a bank or other nominee, your ability to vote by telephone or the Internet depends on your broker’s voting process. Please follow the directions provided to you by your broker, bank or nominee.
Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with an 11-digit control number, which will allow you to vote as described above or at the Special Meeting. If your broker has not provided you with an 11-digit control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.
What am I voting on at the Special Meeting?
The following proposals are scheduled for a vote at the Special Meeting:
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Proposal No. 1:   to approve, in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the exercisability of certain pre-funded warrants and common stock purchase warrants, and the issuance of the common stock underlying such pre-funded warrants and warrants, which pre-funded warrants and warrants were issued pursuant to a securities purchase agreement dated September 29, 2025;

•
Proposal No. 2:   to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000; and

•
Proposal No. 3:   to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 5,000,000 shares.

The proposals are described in further detail below.
What happens if additional matters are presented at the Special Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Mr. Clay Shorrock, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.
How does the Board of Directors’ recommend that I vote?
As to the proposals to be voted on at the Special Meeting, the Board of Directors unanimously recommends that you vote:
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FOR Proposal No. 1, to approve, in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the exercisability of certain pre-funded warrants and common stock purchase warrants, and the issuance of the common stock underlying such pre-funded warrants and warrants, which pre-funded warrants and warrants were issued pursuant to a securities purchase agreement dated September 29, 2025;

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FOR Proposal No. 2, to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000; and

•
FOR Proposal No. 3, to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 5,000,000 shares.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (1) for the approval, in accordance with Nasdaq Listing Rules 5635(a) and 5635(d), the issuance of shares of our Common Stock upon the exercise of pre-funded warrants and common stock purchase warrants issued pursuant to a securities purchase agreement dated September 29, 2025; (ii) for the approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock from 200,000,000 to 500,000,000; and (iii) for the approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares reserved for issuance by 5,000,000 shares. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Mr. Clay Shorrock, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.
What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.
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Non-Discretionary Items.   The Warrant Exercise Proposal and the Plan Amendment Proposal are non- discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

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Discretionary Items.   The Proposed COI Amendment is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion if they so choose.

We encourage you to provide instructions to your broker regarding the voting of your shares.
Can I change my vote or revoke my proxy?
Yes.
(1) If you are a stockholder of record, you may revoke your proxy by (i) entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on December 11, 2025; (ii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself revoke a proxy); or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Special Meeting at 11:00 a.m., Eastern Time, on December 12, 2025. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary. (2) If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that is counted.
Who will bear the cost of soliciting votes for the Special Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.
What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”
Whom may I contact if I have other questions about the Special Meeting or voting?
You may contact the Company at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8811 or email at beth.jantzen@adnas.com.
Where can I find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. Final voting results will be disclosed on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet, by mail or telephone pursuant to instructions provided on the proxy card or the instructions that accompanied your proxy materials.

PROPOSAL NO. 1
APPROVAL, TO APPROVE, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(a) AND 5635(d), THE EXERCISABILITY OF CERTAIN PRE-FUNDED WARRANTS AND COMMON STOCK PURCHASE WARRANTS, AND THE ISSUANCE OF THE COMMON STOCK UNDERLYING SUCH PRE-FUNDED WARRANTS AND WARRANTS, WHICH PRE-FUNDED WARRANTS AND WARRANTS WERE ISSUED PURSUANT TO A SECURITIES PURCHASE AGREEMENT DATED SEPTEMBER 29, 2025
We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rules 5635(a) and 5635(d), for the exercisability of an aggregate of 6,888,382 warrants, consisting of (i) 3,444,191 pre-funded warrants, each to purchase one share of the Company’s Common Stock; and (ii) 3,444,191 Series E-2 warrants, each to purchase one share of the Company’s Common Stock, and the issuance of the Common Stock underlying such pre-funded warrants and warrants, which pre-funded warrants and warrants were issued pursuant to a Securities Purchase Agreement dated September 29, 2025.
The information set forth in this Proposal No. 1 is qualified in its entirety by reference to the full text of the form of Purchase Agreement (as defined below), form of Pre-funded Warrant and form of Series E-2 Warrant, attached as exhibits 4.1 and 4.4, respectively, to our Current Report on Form 8-K filed with the SEC on October 1, 2025.
Stockholders are urged to carefully read these documents.
Background
On September 29, 2025, the Company entered into a securities purchase agreement with certain accredited investors (the “Cash Purchasers”) pursuant to which the Company agreed to sell and issue to the Cash Purchasers in a private placement offering, at an offering price of $3.32 per share, an aggregate of 4,620,485 shares of common stock of the Company, par value $0.001 per share, and/or prefunded warrants in lieu thereof, and Series E-1 Warrants to purchase 4,620,485 shares of Common Stock at a per share exercise price of $3.82. Also on September 29, 2025, the Company entered into a securities purchase agreement with certain accredited investors (the “Cryptocurrency Purchasers” pursuant to which the Company agreed to sell and issue to the Cryptocurrency Purchasers in a private placement offering (the “Cryptocurrency Offering”) 3,444,191 pre-funded warrants (the “Cryptocurrency Pre-funded Warrants”) at an offering price of $3.32 per share and 3,444,191 Series E-2 Warrants (the “Cryptocurrency Common Warrants”, and together with the Cryptocurrency Pre-funded Warrants, the “Crypto Warrants”) at a per share exercise price of $3.82.
In connection with the Offering, on August 10, 2025, the Company entered into an engagement agreement with the Placement Agent, which was amended on September 9, 2025 (collectively, the “Placement Agent Agreement”), pursuant to which the Placement Agent agreed to act as Placement Agent for the Offering. Pursuant to the Placement Agent Agreement, the Company agreed to pay the Placement Agent certain fees and commissions and sell to the Placement Agent warrants (the “Placement Agent Warrants”) to purchase Common Stock equal to 5.0% of Common Stock sold in the Offering at a price of $50. The Company previously disclosed the Placement Agent Agreement and the Placement Agent Warrants in the Initial 8-K.
The Cryptocurrency Offering closed and the Crypto Warrants were issued on October 22, 2025. Gross proceeds from the Cryptocurrency Offering consist of units of the OBNB trust valued at $11,710,000 million (as of October 20, 2025).
The exercisability of the Crypto Warrants will be available only upon receipt of such stockholder approval (the “Warrant Stockholder Approval”) as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC. Each Pre-Funded Warrant and Series E-2 Warrant has an exercise price of $0.0001 and $3.82, respectively, per share of Common Stock and will become exercisable on the date the Warrant Stockholder Approval is obtained.
Upon the receipt of Warrant Stockholder Approval, if all Crypto Warrants are exercised as described in the immediately preceding paragraph, the Company will have 20,533,550 shares of Common Stock outstanding (based on 4,354,782 shares of Common Stock outstanding as of the Record Date). In addition to the Crypto Warrants, the Company has 12,268,981 warrants and 345 options to purchase Common Stock and 199,928 Restricted Stock Units (“RSUs”) outstanding as of the Record Date.
The Company carefully considered its financing alternatives and the expense of conducting one or more special stockholder meetings to approve the exercise of the Crypto Warrants pursuant to Nasdaq listing Rules 5635(a) and 5635(d) and concluded that the Cryptocurrency Offering, including the issuance of the Crypto Warrants, was the best available financing alternative.
We are seeking approval for Proposal No. 1 because, pursuant to the Purchase Agreement, the Engagement Letter and the Crypto Warrants, we issued the Crypto Warrants in the Cryptocurrency Offering, and the Crypto Warrants are not exercisable until we receive Warrant Stockholder Approval. In addition, in the event Warrant Stockholder Approval is obtained and the Crypto Warrants are exercised for cash, the Company would receive approximately $13,157,000.
Nasdaq Stockholder Approval Requirement; Reasons for the Warrant Exercise Proposal
Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.
The Crypto Warrants were issued in a private placement which is not a public offering for cash and which resulted in the issuance of securities convertible into our Common Stock equal to more than 20% of the number of outstanding shares of our Common Stock. The current policy of the Nasdaq Stock Market is that OBNB trust units received in payment for the Crypto Warrants are assets of another company, and therefore Nasdaq Listing Rule 5635(a) applies to the issuance of Crypto Warrants. Because of this, the Crypto Warrants provide that they may not be exercised, and therefore have no value, unless stockholder approval of their exercise is obtained.
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”).
The Crypto Warrants were issued in a private placement which is not a public offering and which resulted in the issuance of securities convertible into our Common Stock equal to more than 20% of the voting power of our outstanding Common Stock potentially below the Nasdaq Minimum Price because of the valuation of the OBNB trust units received in payment. The Company received 0.126 units of OBNB trust per prefunded warrant and common warrant. Because of this, the Crypto Warrants provide that they may not be exercised, and therefore have no value, unless stockholder approval of their exercise is obtained.
Vote Required
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required for the approval of the Warrant Exercise Proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
The Board of Directors unanimously recommends a vote “For” the Warrant Exercise Proposal.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO OUR
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF OUR
AUTHORIZED SHARES OF COMMON STOCK TO 500,000,000
At the Special Meeting, our stockholders will be asked to approve an amendment to our Certificate of Incorporation (the “COI”) to increase the number of our authorized shares of common stock to 500,000,000 shares (the “Proposed COI Amendment”). The Proposed COI Amendment is set forth on the Ninth Certificate of Amendment to the COI, which is attached hereto as Appendix A and is incorporated by reference into this Proxy Statement.
Even if the Proposal No. 2 is approved at the Special Meeting, the board of directors may determine in its sole discretion not to effect the Proposed COI Amendment. In addition, if the board of directors determines that it is advisable and in the Company’s best interests to change the number of our authorized shares of common stock other than an increase to 500,000,000 authorized shares of common stock, the board of directors would have to approve such amendment to the COI changing the number of our authorized shares of common stock and submit such amendment to our stockholders for approval prior to the Company implementing any such change in the number of our authorized shares of common stock.
Reasons for the Proposed COI Amendment
In connection with the October 2025 Private Placement, the Company has changed its strategy to primarily focus our resources on our BNB-focused treasury strategy wherein we manage digital assets, primarily in the native cryptocurrency of the Binance Coin blockchain commonly referred to as “BNB”, including staking, restaking, and liquid staking of BNB, and participation in other Binance ecosystem yield opportunities to contribute the BNB to the Company’s treasury operations (together, the “BNB Strategy”). The BNB Strategy may require significant additional capital, which would come primarily from the sale of the Company’s common stock. Accordingly, the Board believes that successful implementation of the BNB Strategy requires a more flexible capital structure afforded by the Proposed COI Amendment.
The Board also believes that having such authorized shares of Common Stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of an additional special stockholders’ meeting unless such approval is expressly required by applicable law. Although such issuance of additional shares with respect to future financings would dilute existing stockholders, management believes that such transactions would increase the overall value of the Company to its stockholders through further implementation of the BNB Strategy. Therefore, the Board is seeking approval of an amendment to our COI to increase the number of authorized shares of our Common Stock. If the increase in authorized shares is not approved by stockholders, the company may be limited in its ability to pursue its BNB Strategy.
There are certain advantages and disadvantages of an increase in authorized Common Stock. The advantages include:
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Fundraising and capital accumulation:   The BNB Strategy relies on a “premium flywheel” strategy, where the Company issues new shares fund the acquisition of additional BNB, when its stock trades at a premium to its Net Asset Value (NAV). The proceeds from these issuances are then used to acquire more digital assets. Increasing authorized shares allows the Company to raise capital to expand its digital asset holdings efficiently.

•
Funding corporate development:   An expanded pool of authorized shares gives the company the flexibility to fund future corporate development initiatives without the delay and expense of a special stockholder meeting. This includes financing strategic acquisitions of other digital asset companies or technologies and entering into strategic partnerships that could accelerate our growth.

•
Maintaining strategic flexibility:   The digital asset market is dynamic and requires a high degree of strategic agility. A larger reserve of authorized shares allows us to react quickly to market opportunities, such as favorable pricing windows for issuing stock to purchase digital assets.

•
Supporting liquidity and financial stability:   By having the ability to issue new shares, the company can address financial needs as they arise, such as strengthening its balance sheet or reducing debt, to ensure stability and capitalize on future opportunities.

The disadvantages include:
•
Dilution of stockholders’ ownership.

•
Stockholders do not have an preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of existing stockholders of the Company.

•
The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. At this time, the Company intends to use the proceeds from any future capital raises primarily for the further development of its BNB Strategy and for general corporate purposes. The Company has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the Proposed COI Amendment; however, the Company may seek to issue such additional shares of Common Stock in connection with any such capital raising activities. The Board does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of the Company and its stockholders.

•
The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate Common Stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Company has no arrangements, agreements, or understandings in place at the present time to enter into any merger, consolidation, acquisition or similar business transaction.
If the Company’s stockholders do not approve the increase in authorized shares of Common Stock, then the Company will not be able to increase the total number of authorized shares of Common Stock from 200,000,000 to 500,000,000, and therefore, the Company will be limited in its ability to use shares of Common Stock for the financings required to raise the capital needed to further develop its digital asset treasury strategy.
As of the Record Date, there were approximately 4,354,782 shares of the Company’s common stock issued and outstanding, and approximately 19,157,363 outstanding warrants, 199,928 outstanding RSUs, 345 outstanding options to purchase Common Stock and 377 shares of Common Stock that remained available for issuance under the Company’s 2020 Equity Incentive Plan. Thus, approximately 176,287,000 authorized shares of common stock currently remain available for issuance.
Vote Required
The votes cast for the Proposed COI Amendment must exceed the votes cast against it in order for the Proposed COI Amendment to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Our Board of Directors May Abandon the Proposed COI Amendment
The General Corporation Law of the State of Delaware permits a board of directors to abandon an amendment to a certificate of incorporation, notwithstanding the approval of same by the stockholders, at any time before the effectiveness of the filing of such amendment to the certificate of incorporation with the Secretary of State of the State of Delaware, if so provided in the resolution authorizing such amendment. Your approval of the Proposed COI Amendment set forth in this Proposal No. 2 will permit our board of directors to, at any time prior to the effectiveness of the filing of the Proposed COI Amendment with the Secretary of State of the State of Delaware, and notwithstanding the approval of such Proposed COI Amendment by the stockholders of the Company, abandon such amendment without further action by our stockholders.
Implementation of the Proposed COI Amendment
If the vote of our stockholders required to approve the Proposed COI Amendment set forth in this Proposal No. 2 is obtained, and our board of directors does not abandon the Proposed COI Amendment, we will file the Proposed COI Amendment with the Secretary of State of the State of Delaware at such time as our board of directors determines in its sole discretion. If the vote of our stockholders required to approve the Proposed COI Amendment set forth in this Proposal No. 2 is not obtained, the Proposed COI Amendment will not become effective and the number of our authorized shares of common stock will remain at 200,000,000 shares of common stock.
The Board of Directors unanimously recommends a vote “For” the Proposed COI Amendment.

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 5,000,000 SHARES
We are asking you to approve an amendment to the Company’s 2020 Equity Incentive Plan, a copy of which is attached as Appendix C hereto, to increase the number of shares of Common Stock authorized for issuance by an 5,000,000 (the “Plan Amendment Proposal”). In this proxy statement, we refer to the Company’s current 2020 Equity Incentive Plan as the “Current Plan,” and we refer to the Current Plan, as modified by the Plan Amendment, as the “Amended Plan”. All shares listed in this section are calculated post Company reverse splits conducted on April 25, 2024, March 14, 2025 and June 2, 2025 (collectively, the “Previous Reverse Stock Splits”). On September 28, 2025, our Board approved the Plan Amendment, subject to stockholder approval, and directed that the Amended Plan be submitted to our stockholders for their approval at the Special Meeting. The Amended Plan does not contain any modifications, alterations or revisions of any other term or provision of our Current Plan except with respect to the increase in the share reserve.
As of October 31, 2025 and as a result of the Previous Reverse Stock Splits we had only 377 shares of Common Stock (the “Current Share Pool”) that remained available for issuance under the Current Plan. If Proposal No. 3 is approved, the Plan Amendment will become effective with respect to the increase in the number of authorized shares of Common Stock reserved for issuance upon stockholder approval at this Special Meeting. Without approval by stockholders of the Plan Amendment, the Company will be unable to continue to grant equity awards once the share pool is depleted, potentially resulting in the loss of employees and difficulties in recruiting new employees. The Company did not grant any equity awards under the Current Plan during the fiscal year ended September 30, 2025 due to the small number of shares of Common Stock available under the Current Plan. During October 2025, the Company granted 199,928 RSUs to Officers, certain employees and the Board of Directors. These RSUs vest 90 days from the date of grant. If the Plan Amendment Proposal is not approved, the Company will become increasingly reliant on cash-based compensation, which will deplete the Company’s finite cash resources. Accordingly, our Board recommends the approval of the Plan Amendment.
We recognize the dilutive impact that our equity compensation program has on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment and talent market, as well as the current market conditions, in which we operate. In determining the appropriate number of shares to request and add to the pool of shares available for issuance, our Board worked with management to evaluate a number of factors and carefully considered (i) the potential dilutive impact that the increase would have on our stockholders, (ii) the number of shares remaining available under the Current Plan, (iii) equity awards are a key component of designing competitive compensation packages, which are necessary for attracting and retaining key talent and directors in a competitive digital asset industry, and are therefore critical to our success, (iv) our strategic growth plans for our BNB Strategy, and (v) the interests of our stockholders. As part of our BNB Strategy we expect to recruit additional new employees and Directors from the highly competitive digital asset industry. Accordingly, the Plan Amendment Proposal is critical to ensure the Company can successfully recruit and compensate potential new employees and Directors that will be critical in the further implementation of its BNB Strategy. The compensation committee of the Board of Directors (the “Compensation Committee”) administrates our equity award granting process. In addition, the Current Plan does not, and the Amended Plan will not, contain an “evergreen” provision, so the number of shares available for issuance under the Current Plan does not automatically increase each year and likewise will not automatically increase under the Amended Plan. The below table summarizes grants under our Current Plan for the last three fiscal years.
	Options Granted	RSUs Granted	Weighted Average Common Shares Outstanding Each Year
2023	67	19	872
2024	—	—	146
2025	—	—	345

Maintaining our current equity compensation program is particularly critical at this time when competition for quality personnel is intense in the highly competitive digital asset treasury marketplaces in which we operate, and our ability to successfully execute, compete and deliver value to stockholders could be significantly negatively impacted if we cannot maintain our current equity award practices in support of retaining and attracting key talent. If we are limited in our ability to grant desired equity awards to our employees and other eligible individuals, we may not be able to compete for or retain key talent, and/or we may have to increase cash-based compensation incentives, which could work against our current philosophy of aligning the interests of our personnel with the interests of our stockholders. This course of action could also be a distraction for our management team and employees because it would disrupt the normal and scheduled operations of our compensation programs and restrict their ability to utilize equity grants to retain and motivate our employees and other key talent.
Historically, our ability to offer competitive equity compensation packages was integral to hiring and retaining key performers who are instrumental in the operations of the Company. For these reasons, we believe it is critically important to approve the Plan Amendment Proposal at this time to ensure we have a sufficient number of shares authorized for issuance under the Amended Plan.
Reasons for the Plan Amendment Proposal
The number of shares available for issuance under our Current Plan has been significantly decreased due to the Previous Reverse Stock Splits. Considering this fact, our ability to grant equity-based compensation to our employees as a form of pay-for-performance long-term incentives has been greatly diminished, resulting in no equity-based compensation being issued to any employee in Fiscal 2024 or Fiscal 2025. The shares available for issuance under our Current Plan would also be impacted by any potential future reverse stock splits.
Over the past twelve months we have undertaken a number of actions to transform and reinvigorate our business and improve our performance, such as divesting certain operations, realigning our segments and installing new segment management. More recently, the Company is executing a yield-oriented digital asset treasury strategy centered on BNB, the native cryptocurrency of the Binance blockchain.
In addition, as disclosed in our Current Report on Form 8-K filed on October 6, 2025, our Board of Directors authorized, and our officers implemented, a restructuring plan pursuant to which we will reduce overall operating expenses to focus resources on our BNB Strategy. The restructuring plan includes a reduction of our then current workforce by sixteen employees, or approximately 60%. We estimate that we will incur aggregate pre-tax charges of approximately $1,400,000 in connection with the reduction-in-force, primarily consisting of severance payments, employee benefits, and related costs. We expect that the reduction-in-force will be substantially completed by the end of October 2025 and that the associated charges will be recorded in the first quarter of fiscal 2026. We estimate that the restructuring will result in annualized cost savings of approximately $2,900,000. The estimated charges that we expect to incur are subject to a number of assumptions, and actual results may differ materially from these estimates. We may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the restructuring plan.
Equity compensation under the Current Plan is offered to our employees in order to emphasize pay-for- performance in long-term incentives and to more closely align our employees’ interests with our shareholders’ interests. We believe that it is critical to our success to retain and motivate key employees throughout our operations and particularly important as we focus on our new business opportunity relating to the manufacture of DNA for biotherapeutic applications and our yield-oriented digital asset treasury strategy centered on the BNB token.
Vote Required
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required for the approval of the Plan Amendment Proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.

History of the Current Plan
On June 30, 2020, our Board approved the Current Plan on recommendation of the Compensation Committee, subject to stockholder approval, and directed that the Current Plan be submitted to our stockholders for their approval at the Company’s annual meeting of stockholders held on September 16, 2020 (the “2020 Annual Meeting”). Our stockholders approved the Current Plan at the 2020 Annual Meeting. The purposes of the Current Plan are to enable the Company to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and provide them with an opportunity to share in the growth and value of the Company.
The Current Plan, as originally adopted and adjusted for the Previous Reverse Stock Splits, made 3,500 shares of our Common Stock available for issuance to eligible participants. At a Special Meeting of Stockholders of the Company which took place April 15, 2024, our stockholders approved an amendment to the Current Plan to increase the number of authorized shares of Common Stock available for issuance by 4,000, as adjusted for the Previous Reverse Stock Splits. After this amendment, the maximum number of shares of Common Stock available to be issued under the Current Plan in connection with awards was 7,500.
On March 30, 2025, the Board approved and adopted a plan amendment, and on May 22, 2025, the stockholders approved the amendment to increase the number of authorized shares of Common Stock reserved for issuance pursuant to the Current Plan by 200,000.
Remaining Share Reserve
As of October 31, 2025, there were 4,354,782 shares of Common Stock outstanding. Assuming the exercise of 6,888,382 Crypto Warrants upon receipt of Warrant Stockholder Approval (as described in Proposal No. 1), the exercise of 12,268,981 outstanding warrants of the Company (which is not subject to stockholder approval), and the issuance of the shares of Common Stock underlying 199,928 outstanding RSUs and 345 outstanding options to purchase Common Stock, the Company would have 20,533,550 shares of Common Stock outstanding as of the Record Date. As of the date hereof, the Company has awarded grants of options to purchase shares of our Common Stock and grants of restricted stock units settled in our Common Stock, in each case, pursuant to the Current Plan, with the number of shares of our Common Stock underlying such grants totaling 201,977 in the aggregate, and there are currently 377 authorized shares remaining under the Current Plan. The increase of the Current Share Pool by 5,000,000 authorized shares of Common Stock will result in additional potential dilution of our outstanding Common Stock.
With respect to options or stock appreciation rights that expire, terminate or are canceled or forfeited for any reason without having been exercised in full, the shares of Common Stock associated with such awards will again become available for grant under the Amended Plan.
Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Current Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends to our stockholders), or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.
Additionally, with respect to awards previously granted under the Company’s 2005 Incentive Stock Plan (as amended, the “2005 Plan”), that expire, terminate, are canceled or are forfeited for any reason after the effective date of the Current Plan, the shares subject to such awards will be added to the Current Share Pool so that they can be utilized for new grants under the Current Plan. As of October 31, 2025, awards with respect to 14 shares of our Common Stock were outstanding under the 2005 Plan.
The term of the Current Plan will expire on September 15, 2030.
Summary of the Amended Plan
The principal provisions of the Amended Plan are summarized below. This summary is qualified in its entirety by reference to the actual Amended Plan, a copy of which is attached as Appendix C hereto.

Administration
The Amended Plan vests broad powers in a committee to administer and interpret the Amended Plan, provided that, the Board itself may at any time exercise any rights and duties of the committee under the Amended Plan. Our Board designated the Compensation Committee as the committee authorized to administer the Amended Plan. In this capacity, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and terms and conditions of such awards, and approve forms of award agreement to be used for awards under the Amended Plan. The Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment may materially impair a participant’s rights without the participant’s consent. Subject to requirements of applicable law, the Compensation Committee may delegate to one or more of our officers the authority to grant awards to participants who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In order to comply with foreign law, the Compensation Committee may modify the terms of outstanding awards, establish subplans and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the Amended Plan.
Unless stockholder approval is required under applicable law or exchange listing requirements, the Board may amend or terminate the Amended Plan at any time.
Eligibility
Any of our employees, directors, consultants and other service providers, and those of our affiliates, will be eligible to participate in the Amended Plan. As of October 31, 2025, the Company employed or engaged approximately 13 employees and 5 nonemployee directors who would be eligible to participate in the Amended Plan. Participants will be selected in the discretion of the Compensation Committee.
Vesting
The Compensation Committee determines the vesting conditions for awards. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals and/or other factors in the Compensation Committee’s discretion.
Shares of Stock Available for Issuance
Subject to certain adjustments, including but not limited to the Previous Reverse Stock Splits, the maximum number of shares of Common Stock that may be issued under the Amended Plan in connection with awards is 5,200,500 (the “Share Pool”). However, if any award previously granted under the 2005 Plan expires, terminates, is canceled or is forfeited for any reason after the effective date of the Amended Plan, the shares subject to that award will be added to the Share Pool so that they can be utilized for new grants under the Amended Plan. As of October 31, 2025, awards with respect to 14 shares of our Common Stock were outstanding under the 2005 Plan.
If any award granted under the Amended Plan expires, terminates, is canceled or is forfeited, the shares of our Common Stock underlying the award will be available for new grants under the Amended Plan. However, shares of our Common Stock that are withheld for the payment of taxes or in satisfaction of the exercise price for an option award will not become available for re-issuance under the Amended Plan.
Any shares of our Common Stock issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the Share Pool.
The maximum aggregate number of shares under the Amended Plan that may be issued in respect of incentive stock options is 5,200,500.
The maximum total grant date fair value of awards granted under the Amended Plan to individuals in their capacity as non-employee directors may not exceed $250,000 in any single calendar year.
The market value of a share of our Common Stock was $3.63 as of October 29, 2025.

Awards under the Amended Plan are discretionary and are not subject to set amounts. Accordingly, the Company cannot currently determine the number of shares or benefits subject to awards that may be granted in the future under the Amended Plan nor their future value at this time.
Adjustments
In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends to stockholders of the Company), or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make such adjustments to the number and kind of shares authorized by the Amended Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the Amended Plan or outstanding awards, in each case, as it determines to be equitable.
Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s employment with us (or our affiliates) is terminated for cause (as defined in the Amended Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered shares will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s employment terminates for any other reason, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.
Types of Awards
The Amended Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) RSUs and (v) cash or other stock-based awards.
Stock Options.   An option entitles the holder to purchase from us a stated number of shares of Common Stock. An incentive stock option (“ISO”) may only be granted to our employees or the employees of our affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option and the exercise price for such option, provided that the exercise price per share may not be less than the fair market value of a share of Common Stock on the date the option is granted. However, for an ISO granted to any 10% stockholder, the exercise price per share shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, the Compensation Committee may permit the option holder to surrender previously acquired shares, or to “net settle” the option, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.
All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights.   A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock realized over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock or a combination of both, at the Compensation Committee’s discretion.
Restricted Stock.   A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. If the specified vesting conditions are not attained, the underlying Common Stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares of Common Stock underlying the restricted stock award and receive dividends with respect to the shares of Common Stock underlying the restricted stock award. However, the Compensation Committee may specify that any such dividends are subject to the same vesting conditions as the shares of Common Stock underlying the restricted stock award to which they relate, and may also require that the dividends be invested in additional restricted shares of Common Stock. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination, a participant will forfeit all shares of Common Stock underlying the portion of the restricted stock award that then remains subject to forfeiture.
Restricted Stock Units.   An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our Common Stock. An RSU may be settled in shares of our Common Stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.
Cash or Other Stock Based Awards.   Cash or other stock-based awards (including awards to receive unrestricted shares of our Common Stock or immediate cash payments) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock-based award may be made in cash, shares of our Common Stock or a combination of both, at the discretion of the Compensation Committee.
Change in Control
In the event of a “change in control” (as defined in the Amended Plan), the Compensation Committee may, in its sole and absolute discretion, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all Common Stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the Common Stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); or (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances. In the discretion of the Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subject to vesting terms substantially identical to those that applied to the cancelled award immediately prior to the change in control, or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control.
Repricing
Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the Amended Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the Amended Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Amended Plan.
Federal Income Tax Consequences
The federal income tax consequences arising with respect to grants awarded under the Amended Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to certain grants under the Amended Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Amended Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change.
Under the Internal Revenue Code of 1986, as amended (the “Code”), as currently in effect, a grant under the Amended Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the Amended Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the $1,000,000 deduction limitations of Section 162(m) of the Code that apply to covered employees.
Options and Stock Appreciation Rights.   Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, provided that such disposition occurs at least two years after the date of ISO grant and at least one year after the date of exercise, the difference, if any, between the sale price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs, and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. In that case, any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.
Restricted Stock.   Unless the participant elects to recognize its value as income at the time of the grant, by filing an election under Section 83(b) of the Code, restricted stock is taxable to a participant as ordinary income when it becomes vested.
Restricted Stock Units.   When shares of Common Stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.
Miscellaneous
Generally, awards granted under the Amended Plan shall be nontransferable except by will or by the laws of descent and distribution. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. Awards will be subject to applicable tax withholding requirements, and the Compensation Committee may authorize the withholding of shares subject to the award to satisfy required tax withholding. The Amended Plan will expire on September 15, 2030.
Equity Compensation Plan Information
The following table provides information as of September 30, 2025 with respect to shares of our common stock that may be issued under our existing equity compensation plans.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Applied DNA Sciences, Inc. 2005 Incentive Stock Plan, as amended	233	$61,463.50	44
Applied DNA Sciences, Inc. 2020 Incentive Plan	1,940	3,018.00	5,328
Equity compensation plans not approved by security holders	—	—	—
TOTAL	2,173	$9,289.00	5,372
New Plan Benefits
Because it is within the discretion of our Compensation Committee to determine which officers, employees and consultants receive awards and the amount and type of awards received, it is not presently possible to determine the individuals to whom awards will be made in the future under the Current Plan or the amount of the awards. However, pursuant to new employment agreements approved by the Board of Directors on September 28, 2025, Mr. Shorrock and Ms. Jantzen will each receive stock options of Common Stock with a grant-date fair market value of $200,000 which will vest quarterly over one (1) year. Details regarding these awards are set forth in the table below.
2020 Equity Incentive Plan
Name and position	Dollar value ($)	Number of units*
Clay Shorrock, Chief Executive Officer	200,000	—
Beth M. Jantzen, Chief Financial Officer	200,000	—
Executive Group	400,000	—

*
Number of units unknown as of the date hereof.

The Board of Directors unanimously recommends a vote “For” the Plan Amendment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the shares of our Common Stock beneficially owned as of October 31, 2025 by (i) each person, or group of affiliated persons, who is known to us to beneficially own 5% or more of the outstanding Common Stock, (ii) each of our named executive officers, current executive officers and directors and (iii) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentages of beneficial ownership on 4,354,782 shares of our Common Stock outstanding as of October 31, 2025. We have deemed shares of Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of such date to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o 50 Health Sciences Drive, Stony Brook, New York 11790. The information in the table below is based solely on a review of Schedules 13D and 13G as well as the Company’s knowledge of holdings with respect to its employees and directors.
Name and Address of Beneficial Owner	Title of Class	Number of Shares Owned(1)	Percentage of Class
Named Executive Officers, Executive Officers and Directors:
Clay Shorrock	Common Stock	10(2)	*%
Beth M. Jantzen	Common Stock	11(3)	*%
Judith Murrah	Common Stock	10(4)	*%
Yacov A. Shamash	Common Stock	13(5)	*%
Joseph D. Ceccoli	Common Stock	12(6)	*%
Robert B. Catell	Common Stock	12(7)	*%
Elizabeth Schmalz Shaheen	Common Stock	12(8)	*%
James A. Hayward(9)	Common Stock	9	*%
All directors and officers as a group (7 persons)	Common Stock	91(10)	*%
5% Stockholders:
Intracoastal Capital LLC	Common Stock	435,042(11)	9.99%

*
Indicates less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Includes 6 shares underlying currently exercisable options. Excludes 3 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date. Excludes 18,691 RSUs that were granted on October 17, 2025 that vest 90 days from the grant date. Also excludes options to be granted with a grant date fair value of $200,000 that, once granted, will vest in equal quarterly installments over a twelve-month period. These options have not yet been granted due to there currently being no shares available under the 2020 Equity Incentive Plan.

(3)
Includes 8 shares underlying currently exercisable options. Excludes 3 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date. Excludes 18,691 RSUs that were granted on October 17, 2025 that vest 90 days from the grant date. Also excludes options to be granted with a grant date fair value of $200,000 that, once granted, will vest in equal quarterly installments over a twelve-month period. These options have not yet been granted due to there currently being no shares available under the 2020 Equity Incentive Plan.

(4)
Includes 9 shares underlying currently exercisable options. Excludes 4 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date.

(5)
Includes 12 shares underlying currently exercisable options.

(6)
Includes 11 shares underlying currently exercisable options.

(7)
Includes 11 shares underlying currently exercisable options.

(8)
Includes 11 shares underlying currently exercisable options.

(9)
Dr. Hayward served as our Chief Executive Officer, director and Chairman until June 18, 2025.

(10)
Includes 68 shares underlying currently exercisable options.

(11)
The securities are directly held as of September 5, 2025, by Intracoastal Capital LLC, a Delaware limited liability company (“Intracoastal”), and may be deemed to be beneficially owned by each of Mitchell P. Koplin and Daniel B. Asher. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 1011 Lake Street, Suite 311, Oak Park, Illinois 60301. Consists of 435,042 shares of Common Stock issuable upon exercise of a warrant held by Intracoastal (“Intracoastal Warrant 1”). Does not include (i) 475 shares of Common Stock issuable upon exercise of Intracoastal Warrant 1 because Intracoastal Warrant 1 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 1 to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 9.99% of the outstanding Common Stock, (ii) 250 shares of Common Stock issuable upon exercise of a second warrant held by Intracoastal (“Intracoastal Warrant 2”) because Intracoastal Warrant 2 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 2 to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% of the outstanding Common Stock, (iii) 150,602 Shares issuable upon exercise of Series E-1 Warrants sold in the Cash Private Placement because such Series E-1 Warrants are subject to a 4.99% ownership blocker and (iv) 150,602 Shares issuable upon exercise of Cash Pre-Funded Warrants sold in the Cash Private Placement because such Cash Pre-Funded Warrants are subject to a 9.99% ownership blocker.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Special Meeting other than those set forth above. If any other matters properly come before the Special Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2026 annual meeting of stockholders, the written proposal must have been received by the Corporate Secretary at the address below no earlier than January 22, 2026 and no later than February 21, 2026. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should have been addressed to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2026 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than January 22, 2026 and no later than February 21, 2026. However, if our 2026 annual meeting of stockholders is held more than 30 days before or more than 60 days after May 22, 2026, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2025 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date, or March 23, 2026 (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2024, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at www.adnas.com.
By Order of the Board of Directors
/s/ Clay D. Shorrock

Clay D. Shorrock
President and Chief Executive Officer
Stony Brook, New York
November 10, 2025

Appendix A
PROPOSED FORM OF
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
APPLIED DNA SCIENCES, INC.
Applied DNA Sciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:
FIRST:   The first paragraph of Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended and replaced in its entirety to read as follows:
“This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have the authority to issue is 510,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 500,000,000, with a par value of $0.001 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote of any meeting of stockholders. The total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000, with a par value of $0.001 per share.”
SECOND:   This Certificate of Amendment shall become effective on [        ], 2025, at 12:01 a.m.
THIRD:   This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL and has been adopted by the stockholders of the Corporation at a meeting of the stockholders of the Corporation in accordance with the provisions of Section 211 of the DGCL.
FOURTH:   All other provisions of the Certificate of Incorporation shall remain in full force and effect.
IN WITNESS, WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed by an authorized officer as of [       ], 2025.
APPLIED DNA SCIENCES, INC.
By:

Name: Clay D. Shorrock
Title:
Chief Executive Officer

A-1

Appendix B
PROPOSED FORM OF AMENDMENT TO THE
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
The Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Applied DNA Sciences, Inc. (the “Company”):
1.   Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:
(a)   Shares Subject to the Plan. Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 5,200,500 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 5,200,500. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
*       *       *
Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.
APPLIED DNA SCIENCES, INC.
By:

Name: Clay D. Shorrock
Title:
Chief Executive Officer

B-1

Appendix C
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
Section 1.   Purpose; Definitions.   The purposes of the Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Applied DNA Sciences, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:
(a)   “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.
(b)   “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(c)   “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.
(d)   “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(e)   “Board” means the Board of Directors of the Company, as constituted from time to time.
(f)   “Cash or Other Stock Based Award” means an award that is granted under Section 10.
(g)   “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.
(h)   “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “Change in Control” by the Board.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(j)   “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.
(k)   “Director” means a member of the Board.
(l)   “Disability” means a condition rendering a Participant Disabled.
(m)   “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)   “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.
(p)   “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(q)   “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
(r)   “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s)   “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.
(t)   “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.
(u)   “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(v)   “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.
(w)   “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.
(x)   “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.
(y)   “Shares” means shares of the Company’s common stock, par value $0.001, subject to substitution or adjustment as provided in Section 3(d) hereof.
(z)   “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.
(aa)   “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
Section 2.   Administration.   The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company. The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:
(a)   select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);
(b)   determine the type of Award to be granted;
(c)   determine the number of Shares, if any, to be covered by each Award;
(d)   establish the other terms and conditions of each Award;
(e)   approve forms of agreements (including Award Agreements) for use under the Plan; and
(f)   modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.
The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.
To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.
No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.
Section 3.   Shares Subject to the Plan.
(a)   Shares Subject to the Plan.   Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 7,500 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 7,500. Any

Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
(b)   Effect of the Expiration or Termination of Awards.   If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. In addition, if any award granted under the Applied DNA Sciences, Inc. 2005 Incentive Stock Plan (as amended) expires, terminates, is canceled or is forfeited for any reason after the Effective Date, the Shares subject to that award will be added to the Plan Limit and become available for issuance hereunder.
(c)   Shares Withheld in Satisfaction of Taxes or Exercise Price.   Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not again become available for grant under the Plan.
(d)   Other Adjustment.   In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.
(e)   Change in Control.   Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:
(i)   cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;
(ii)   cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;
(iii)   cancel any unvested Award or unvested portion thereof, with or without consideration;
(iv)   cancel any Award in exchange for a substitute award;
(v)   redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;
(vi)   cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or
(vii)   take such other action as the Committee shall determine to be reasonable under the circumstances.
In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.
Notwithstanding any provision of this Section 3(e), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(e) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.
(f)   Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
Section 4.   Eligibility.   Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.
Section 5.   Options.   Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.
The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(a)   Option Price.   The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.
(b)   Option Term.   The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c)   Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.
(d)   Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.
No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.
(e)   Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
(f)   Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 6.   Stock Appreciation Right.   Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7.   Termination of Service.   Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.
(a)   Termination by Reason of Death.   If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(b)   Termination by Reason of Disability.   If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(c)   Cause.   If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d)   Other Termination.   If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
Section 8.   Restricted Stock.
(a)   Issuance.   Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.
(b)   Certificates.   Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c)   Restrictions and Conditions.   The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(i)   During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.
(ii)   While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.
(iii)   Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.
Section 9.   Restricted Stock Units.   Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.
Section 10.   Cash or Other Stock Based Awards.   Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.
Section 11.   Amendments and Termination.   Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.
Section 12.   Prohibition on Repricing Programs.   Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or

Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.
Section 13.   Conditions Upon Grant of Awards and Issuance of Shares.
(a)   The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.
(b)   No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.
Section 14.   Limits on Transferability; Beneficiaries.   No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.
Section 15.   Withholding of Taxes.
(a)   Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.
(b)   Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.
Section 16.   Liability of Company.
(a)   Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any hares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.
(b)   Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.
(c)   Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
Section 17.   General Provisions.
(a)   The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.
(b)   The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.
(c)   All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d)   Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.
(e)   Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.
(f)   The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.
Section 18.   Effective Date of Plan.   The Plan will become effective upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the meeting of stockholders of the Company (the “Effective Date”).
Section 19.   Term of Plan.   Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.
Section 20.   Invalid Provisions.   In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
Section 21.   Governing Law.   The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.
Section 22.   Notices.   Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

AMENDMENT TO THE
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
The Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Applied DNA Sciences, Inc. (the “Company”):
1.   Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:
(a)   Shares Subject to the Plan.   Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 5,200,500 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 5,200,500. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
*       *       *
Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.
APPLIED DNA SCIENCES, INC.
By:

Name:
Clay Shorrock

Title:
Chief Executive Officer

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